Filed Pursuant to 497(c)
Registration No. 2-70423

Morgan Stanley Funds
Morgan Stanley
Dividend Growth
Securities Inc.
A mutual fund that seeks to provide reasonable current income and long-term growth of income and capital
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.	Prospectus June 30, 2006

Contents
The Fund
Investment Objectives	1

Principal Investment Strategies	1

Principal Risks	2

Past Performance	3

Fees and Expenses	5

Additional Investment Strategy Information	6

Additional Risk Information	7

Portfolio Holdings	8

Fund Management	8

Shareholder Information
Pricing Fund Shares	10

How to Buy Shares	11

Limited Portability	12

How to Exchange Shares	13

How to Sell Shares	14

Distributions	18

Frequent Purchases and Redemptions of Fund Shares	18

Tax Consequences	19

Share Class Arrangements	20

Additional Information	29

Financial Highlights	30

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

Investment Objectives

Morgan Stanley Dividend Growth Securities Inc. seeks to provide reasonable current income and long-term growth of income and capital.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Fund's ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are reasonably valued and which have a record of paying dividends. The Investment Adviser also considers other factors, such as a company's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects and the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Fund's portfolio.

The Fund's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Up to 20% of the Fund's assets may be invested in convertible and fixed-income securities.

In addition, the Fund may utilize forward foreign currency exchange contracts.

Growth and Income

Investment objectives having the goal of selecting securities with the potential to rise in price and pay out income.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stock.   A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Securities.   The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks.   The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible and fixed-income securities and forward foreign currency exchange contracts. For more information about these risks, see the ‘‘Additional Risk Information’’ section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

2

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 2.31%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.01% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –20.42% (quarter ended September 30, 2002).

Annual Total Returns

This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.

3

Average Annual Total Returns

This table compares the Fund's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual
funds, over time.
The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1: Return Before Taxes	−0.39%	0.52%	—	3.38%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Large-Cap Core Funds Index[3]	5.72%	−0.38%	—	4.30%
Class B1: Return Before Taxes	0.75%	0.96%	6.92%	—
Return After Taxes on Distributions[4]	−2.12%	−0.94%	5.18%	—
Return After Taxes on Distributions and Sale of Fund Shares	3.29%	0.42%	5.51%	—
S&P 500® Index[2]	4.91%	0.55%	9.07%	—
Lipper Large-Cap Core Funds Index[3]	5.72%	−0.38%	7.86%	—
Class C1: Return Before Taxes	3.50%	0.87%	—	3.28%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Large-Cap Core Funds Index[3]	5.72%	−0.38%	—	4.30%
Class D1: Return Before Taxes	5.40%	1.85%	—	4.29%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Large-Cap Core Funds Index[3]	5.72%	−0.38%	—	4.30%

*

Only shown for share classes with less than a ten year history.

(1)

Class B commenced operations on March 30, 1981. Classes A, C and D commenced operations on July 28, 1997.

(2)

The Standard & Poor's 500® Index (S&P 500® Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)

These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

4

Fees and Expenses

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the ‘‘Share Class Arrangements’’ section for further fee and expense information.

Shareholder Fees

	Class A	Class B	Class C	Class D
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None
Redemption fee[5]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses

	Class A	Class B	Class C	Class D
Advisory fee	0.36%	0.36%	0.36%	0.36%
Distribution and service (12b-1) fees[6]	0.25%	0.14%	0.99%	None
Other expenses	0.24%	0.24%	0.24%	0.24%
Total annual Fund operating expenses	0.85%	0.74%	1.59%	0.60%

(1)

Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)

The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Share Class Arrangements’’ for a complete discussion of the CDSC.

(4)

Only applicable if you sell your shares within one year after purchase.

(5)

Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ for more information on redemption fees.

(6)

The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

Shareholder Fees

These fees are paid directly from your investment.

Annual Fund
Operating Expenses

These expenses are deducted from the Fund's assets and are based on expenses for the fiscal year ended February 28, 2006.

5

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten year amounts for Class B shares which reflect the conversion of Class B shares to Class A shares eight years after the calendar month in which shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

	If You SOLD Your Shares:					If You HELD Your Shares:
	1 Year	3 Years	5 Years	10 Years		1 Year	3 Years	5 Years	10 Years
Class A	$607	$782	$972	$1,519		$607	$782	$972	$1,519
Class B	$576	$537	$611	$950	*	$76	$237	$411	$950	*
Class C	$262	$502	$866	$1,889		$162	$502	$866	$1,889
Class D	$61	$192	$335	$750		$61	$192	$335	$750

*

Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fee.   Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’) charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Convertible and Fixed-Income Securities.   The Fund may invest up to 20% of its assets in convertible debt securities, convertible preferred securities, U.S. government securities, investment grade corporate debt securities and/or money market securities. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

Forward Foreign Currency Exchange Contracts.   The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

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Defensive Investing.   The Fund may take temporary ‘‘defensive’’ positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Convertible Securities.   The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest or dividends and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as ‘‘junk bonds’’ and have speculative characteristics.

Fixed-Income Securities.   All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk for U.S. government securities in which the Fund may invest is minimal, the Fund's investment grade corporate debt holdings may have speculative characteristics.

Forward Foreign Currency Exchange Contracts.   Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

7

Morgan Stanley
Investment
Advisors Inc.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $75 billion in assets under management or administration as of May 31, 2006.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Fund Management

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is
1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Dividend Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund include Sean J. Aurigemma, a Managing Director of the Investment Adviser, John S. Roscoe, an Executive Director of the Investment Adviser, and John T. Roche, a Vice President of the Investment Adviser. Mr. Aurigemma has been associated with the Investment Adviser in an investment management capacity since September 1999 and began managing the Fund in September 2003. Mr. Roscoe has been associated with the Investment Adviser since December 1997 and began managing the Fund in April 2004. Mr. Roche has been associated with the Investment Adviser since June 2001 and began managing the Fund in January 2006. Prior to January 2006, Mr. Roche was associated with the Investment Adviser in a research capacity. All members of the portfolio management team conduct research within the specific sectors they cover, and make recommendations about which individual securities to buy and sell for the Fund. Mr. Aurigemma is the lead portfolio manager and Messrs. Roche and Roscoe are the co-managers. Messrs. Aurigemma, Roscoe and Roche are collectively responsible for all buy and sell decisions.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment

8

Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 2006, the Fund accrued total compensation to the Investment Adviser amounting to 0.36% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended August 31, 2005.

9

Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called ‘‘net asset value,’’ is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

10

How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust (‘‘Transfer Agent’’), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fee.   Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

11

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Accounts	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*

Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class D Shares.   To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the ‘‘Share Class Arrangements’’ section of this Prospectus.

Subsequent Investments Sent Directly to the Fund.   In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

▪
Write a ‘‘letter of instruction’’ to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
▪
Make out a check for the total amount payable to: Morgan Stanley Dividend Growth Securities Inc.
▪
Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

Limited Portability

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer, as well as shares of any other Morgan Stanley Fund. If you wish

12

to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

How to Exchange Shares

Permissible Fund Exchanges.   You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section ‘‘How to Sell Shares.’’

Exchange Procedures.   You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS to place an exchange order. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See ‘‘Limitations on Exchanges.’’ The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges.   For your protection when calling the Transfer Agent, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

13

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts.   If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges.   If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares — and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the ‘‘Tax Consequences’’ section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges.   Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges.   See the ‘‘Share Class Arrangements’’ section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures

Contact Your Financial Advisor	To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial representative.
Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

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Options	Procedures

By Telephone	You can also sell your shares by telephone and have the proceeds sent to the address of record.

Before processing a telephone redemption, keep the following information in mind:
▪
You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
▪
Call toll-free (800) 869-NEWS to process a telephone redemption.
▪
Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
▪
If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
▪
Proceeds must be made payable to the name(s) and address in which the account is registered.
▪
You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check.
▪
This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
▪
Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

By Letter
You can also sell your shares by writing a ‘‘letter of instruction’’ that includes:
▪
your account number;
▪
the name of the Fund;
▪
the dollar amount or the number of shares you wish to sell;
▪
the Class of shares you wish to sell; and
▪
the signature of each owner as it appears on the account.

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Options	Procedures

By Letter (continued)
If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the ‘‘Share Class Arrangements’’ section of this Prospectus.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund ‘‘distributions,’’ and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares.   After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Order Processing Fee.   Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

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Tax Considerations.   Normally, your sale of Fund shares is subject to federal and state income tax. You should review the ‘‘Tax Consequences’’ section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege.   If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales.   The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account (‘‘IRA’’) or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts.   If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Redemption Fee.   Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting ordinary dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

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Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as ‘‘distributions.’’ The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as ‘‘ordinary dividend distributions.’’ The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as ‘‘capital gain distributions.’’

The Fund declares ordinary dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, ordinary dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as ‘‘market-timing’’ or ‘‘short-term trading’’ and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated (‘‘time-zone arbitrage’’). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The

18

market-timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in ‘‘Shareholder Information — Pricing Fund Shares.’’

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

▪
The Fund makes distributions; and
▪
You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions.   Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any ordinary dividend distributions and any short-term capital gain distributions are taxable to you as

19

ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales.   Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

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The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	1.00%
C	1.00% CDSC during the first year	1.00%
D	None	None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARESClass A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

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Front-End Sales
Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges – the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

▪
A single account (including an individual, trust or fiduciary account).
▪
A family member account (limited to spouse, and children under the age of 21).
▪
Pension, profit sharing or other employee benefit plans of companies and their affiliates.
▪
Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) plans).
▪
Tax-exempt organizations.
▪
Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege.   You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a ‘‘related account’’ is:

▪
A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).
▪
A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).
▪
An IRA and single participant retirement account (such as a Keogh).
▪
An UGMA/UTMA account.

22

Right of Accumulation.   You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under ‘‘Combined Purchase Privilege’’ above.

Notification.   You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of the other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent.   The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written ‘‘Letter of Intent.’’ A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period,

23

you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers.   In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

▪
A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.
▪
Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
▪
Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
▪
Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions (‘‘Morgan Stanley Eligible Plans’’).
▪
A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.
▪
Insurance company separate accounts that have been approved by the Fund's distributor.
▪
Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.
▪
Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

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CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers.   A CDSC, if otherwise applicable, will be waived in the case of:

▪
Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a ‘‘living trust’’); or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a ‘‘joint living trust’’); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

25

▪
Sales in connection with the following retirement plan ‘‘distributions’’: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a ‘‘key employee’’ of a ‘‘top heavy’’ plan, following attainment of age 59½); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59½; or (iii) a tax-free return of an excess IRA contribution (a ‘‘distribution’’ does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).
▪
Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
▪
Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley DW.
▪
Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative call toll-free (800) 869-NEWS.

Distribution Fee.   Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on July 2, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares attributable to shares issued, net of related shares sold, since the inception of the 12b-1 plan. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

Conversion Feature.   After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

26

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC.   There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period — one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

Class C SharesClass C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

Distribution Fee.   Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

27

Class D SharesClass D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

▪
Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
▪
Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.
▪
Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
▪
Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.
▪
Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.
▪
Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
▪
Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.
▪
The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

Meeting Class D Eligibility Minimums.   To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

28

No Sales Charges For Reinvested Cash DistributionsIf you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

Plan of Distribution (Rule 12b-1 FEES)The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information from the Fund's annual report, which is available upon request.

Class A Shares

For the Year Ended February 28,	2006	2005	2004*	2003	2002
Selected Per Share Data:
Net asset value, beginning of period	$37.21	$42.01	$34.01	$46.44	$52.54
Income (loss) from investment operations:
Net investment income‡	0.39	0.54	0.61	0.68	0.71
Net realized and unrealized gain (loss)	1.69	2.08	11.62	(11.41)	(3.51)
Total income (loss) from investment operations	2.08	2.62	12.23	(10.73)	(2.80)
Less dividends and distributions from:
Net investment income	(0.47)	(0.52)	(0.65)	(0.72)	(0.70)
Net realized gain	(5.31)	(6.90)	(3.58)	(0.98)	(2.60)
Total dividends and distributions	(5.78)	(7.42)	(4.23)	(1.70)	(3.30)
Net asset value, end of period	$33.51	$37.21	$42.01	$34.01	$46.44
Total Return†	5.94%	6.98%	37.26%	(23.66)%	(5.35)%
Ratios to Average Net Assets(1):
Expenses	0.85%	0.80%	0.80%	0.77%	0.73%
Net investment income	1.05%	1.41%	1.56%	1.69%	1.46%
Supplemental Data:
Net assets, end of period, in millions	$3,412	$96	$126	$104	$145
Portfolio turnover rate	44%	38%	34%	7%	0%

*

Year ended February 29.

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

30

Class B Shares

For the Year Ended February 28,	2006	2005		2004*		2003	2002
Selected Per Share Data:
Net asset value, beginning of period	$37.34	$42.08		$34.04		$46.46	$52.54
Income (loss) from investment operations:
Net investment income‡	0.39	0.57		0.43		0.37	0.34
Net realized and unrealized gain (loss)	1.72	2.09		11.64		(11.41)	(3.50)
Total income (loss) from investment operations	2.11	2.66		12.07		(11.04)	(3.16)
Less dividends and distributions from:
Net investment income	(0.49)	(0.50)		(0.45)		(0.40)	(0.32)
Net realized gain	(5.31)	(6.90)		(3.58)		(0.98)	(2.60)
Total dividends and distributions	(5.80)	(7.40)		(4.03)		(1.38)	(2.92)
Net asset value, end of period	$33.65	$37.34		$42.08		$34.04	$46.46
Total Return†	6.03%	7.03%		36.62%		(24.27)%	(6.06)%
Ratios to Average Net Assets(1):
Expenses	0.75%	0.75	%(2)	1.28	%(2)	1.54%	1.49%
Net investment income	1.15%	1.47	%(2)	1.08	%(2)	0.92%	0.70%
Supplemental Data:
Net assets, end of period, in millions	$1,320	$5,877		$7,040		$6,020	$9,865
Portfolio turnover rate	44%	38%		34%		7%	0%

*

Year ended February 29.

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)

If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been:

Period Ended	Expense Ratio	Net Investment Income Ratio
February 28, 2005	0.85%	1.37%
February 29, 2004	1.56	0.80

31

Financial Highlights (Continued)

Class C Shares

For the Year Ended February 28,	2006	2005	2004*	2003	2002
Selected Per Share Data:
Net asset value, beginning of period	$37.11	$41.89	$33.92	$46.32	$52.44
Income (loss) from investment operations:
Net investment income‡	0.11	0.27	0.31	0.37	0.35
Net realized and unrealized gain (loss)	1.71	2.07	11.60	(11.38)	(3.49)
Total income (loss) from investment operations	1.82	2.34	11.91	(11.01)	(3.14)
Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.36)	(0.41)	(0.38)
Net realized gain	(5.31)	(6.90)	(3.58)	(0.98)	(2.60)
Total dividends and distributions	(5.51)	(7.12)	(3.94)	(1.39)	(2.98)
Net asset value, end of period	$33.42	$37.11	$41.89	$33.92	$46.32
Total Return†	5.21%	6.15%	36.25%	(24.26)%	(6.05)%
Ratios to Average Net Assets(1):
Expenses	1.59%	1.52%	1.56%	1.54%	1.48%
Net investment income	0.31%	0.70%	0.80%	0.92%	0.71%
Supplemental Data:
Net assets, end of period, in millions	$80	$103	$118	$83	$125
Portfolio turnover rate	44%	38%	34%	7%	0%

*

Year ended February 29.

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

32

Class D Shares

For the Year Ended February 28,	2006	2005	2004*	2003	2002
Selected Per Share Data:
Net asset value, beginning of period	$37.23	$42.04	$34.03	$46.47	$52.59
Income (loss) from investment operations:
Net investment income‡	0.46	0.65	0.70	0.77	0.83
Net realized and unrealized gain (loss)	1.71	2.06	11.63	(11.41)	(3.53)
Total income (loss) from investment operations	2.17	2.71	12.33	(10.64)	(2.70)
Less dividends and distributions from:
Net investment income	(0.55)	(0.62)	(0.74)	(0.82)	(0.82)
Net realized gain	(5.31)	(6.90)	(3.58)	(0.98)	(2.60)
Total dividends and distributions	(5.86)	(7.52)	(4.32)	(1.80)	(3.42)
Net asset value, end of period	$33.54	$37.23	$42.04	$34.03	$46.47
Total Return†	6.22%	7.22%	37.58%	(23.50)%	(5.10)%
Ratios to Average Net Assets(1):
Expenses	0.60%	0.56%	0.56%	0.54%	0.49%
Net investment income	1.30%	1.66%	1.80%	1.92%	1.70%
Supplemental Data:
Net assets, end of period, in millions	$511	$589	$588	$376	$480
Portfolio turnover rate	44%	38%	34%	7%	0%

*

Year ended February 29.

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

33

Notes

34

35

Notes (Continued)

36

Morgan Stanley Funds

EQUITY

BLEND/CORE

Dividend Growth Securities

Multi-Asset Class Fund

Total Return Trust

DOMESTIC HYBRID

Allocator Fund

Balanced Growth Fund

Balanced Income Fund

Income Builder Fund

Strategist Fund

Global/International

European Equity Fund

Global Advantage Fund

Global Dividend Growth Securities

International Fund

International SmallCap Fund

International Value Equity Fund

Japan Fund

Pacific Growth Fund

Growth

Aggressive Equity Fund

American Opportunities Fund

Capital Opportunities Trust

Developing Growth Securities Trust

Growth Fund

Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

Nasdaq-100 Index Fund

S&P 500 Index Fund

Total Market Index Fund

Specialty

Convertible Securities Trust

Financial Services Trust

Global Utilities Fund

Health Sciences Trust

Information Fund

Natural Resource Development Securities

Real Estate Fund

Utilities Fund

VALUE

Fundamental Value Fund

Mid-Cap Value Fund

Small-Mid Special Value Fund

Special Value Fund

Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*†

Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities

Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

Tax-Free

California Tax-Free Income Fund

Limited Term Municipal Trust*†

New York Tax-Free Income Fund

Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund

U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust

New York Municipal Money Market Trust

Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*

Single-Class Fund(s)

†

No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our internet site at: www.morganstanley.com/funds.

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's (the ‘‘SEC’’) Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Ticker Symbols:
Class A:	DIVAX	Class B:	DIVBX
Class C:	DIVCX	Class D:	DIVDX

(The Fund's Investment Company Act File No. is 811-3128)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2006 Morgan Stanley

CLF # 37910PRO-00
Morgan Stanley Funds
Morgan Stanley
Dividend Growth
Securities Inc.
37910    06/06
Prospectus
June 30, 2006

Morgan Stanley
Dividend Growth
Securities Inc.

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2006

This Statement of Additional Information is not a prospectus. The Prospectus (dated June 30, 2006) for Morgan Stanley Dividend Growth Securities Inc. may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

The Fund's audited financial statements for the fiscal year ended February 28, 2006, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional information.

Morgan Stanley
Dividend Growth Securities Inc.
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS

I. Fund History	4
II. Description of the Fund and Its Investments and Risks	4
A. Classification	4
B. Investment Strategies and Risks	4
C. Fund Policies/Investment Restrictions	11
D. Disclosure of Portfolio Holdings	12
III. Management of the Fund	16
A. Board of Directors	16
B. Management Information	16
C. Compensation	23
IV. Control Persons and Principal Holders of Securities	25
V. Investment Advisory and Other Services	25
A. Investment Adviser and Administrator	25
B. Principal Underwriter	26
C. Services Provided by the Investment Adviser and Administrator	27
D. Dealer Reallowances	28
E. Rule 12b-1 Plan	28
F. Other Service Providers	31
G. Fund Management	32
H. Codes of Ethics	33
I. Proxy Voting Policy and Proxy Voting Record	33
J. Revenue Sharing	35
VI. Brokerage Allocation and Other Practices	36
A. Brokerage Transactions	36
B. Commissions	36
C. Brokerage Selection	37
D. Directed Brokerage	37
E. Regular Broker-Dealers	38
VII. Capital Stock and Other Securities	38
VIII. Purchase, Redemption and Pricing of Shares	38
A. Purchase/Redemption of Shares	38
B. Offering Price	39
IX. Taxation of the Fund and Shareholders	40
X. Underwriters	42
XI. Performance Data	42
XII. Financial Statements	43
XIII. Fund Counsel	43

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

‘‘Administrator’’ or ‘‘Morgan Stanley Services’’ — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

‘‘Custodian’’ — The Bank of New York.

‘‘Directors’’ — The Board of Directors of the Fund.

‘‘Distributor’’ — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

‘‘Financial Advisors’’ — Morgan Stanley authorized financial services representatives.

‘‘Fund’’ — Morgan Stanley Dividend Growth Securities Inc., a registered open-end investment company.

‘‘Independent Directors’’ — Directors who are not ‘‘interested persons’’ (as defined by the Investment Company Act of 1940, as amended (‘‘Investment Company Act’’)) of the Fund.

‘‘Investment Adviser’’ — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

‘‘Morgan Stanley & Co.’’ — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

‘‘Morgan Stanley DW’’ — Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

‘‘Morgan Stanley Funds’’ — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

‘‘Transfer Agent’’ — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

I.    FUND HISTORY

The Fund was incorporated in the state of Maryland on December 22, 1980 under the name InterCapital Dividend Growth Securities Inc. On March 16, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 22, 1983, to Dean Witter Dividend Growth Securities Inc. On June 22, 1998, the name of the Fund was changed to Morgan Stanley Dean Witter Dividend Growth Securities Inc. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Dividend Growth Securities Inc.

II.    DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A.    Classification

The Fund is an open-end, diversified management investment company whose investment objectives are to provide reasonable current income and long-term growth of income and capital.

B.    Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled ‘‘Principal Investment Strategies,’’ ‘‘Principal Risks,’’ ‘‘Additional Investment Strategy Information’’ and ‘‘Additional Risk Information.’’

Money Market Securities.    In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities.    Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.    Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit.    Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions.    Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit.    Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.    Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or by Moody's Investors Service, Inc. (‘‘Moody's’’) or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements.    The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Investment in Real Estate Investment Trusts.    Real Estate Investment Trusts (‘‘REITs’’) pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

Loans of Portfolio Securities.    The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.    From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.    The Fund may purchase securities on a ‘‘when, as and if issued’’ basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a ‘‘when, as and if issued’’ basis may increase the volatility of its net asset value. The Fund may also sell securities on a ‘‘when, as and if issued’’ basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Private Placements.    The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities,’’ which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Warrants and Subscription Rights.    The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Zero Coupon Securities.    A portion of the fixed-income securities purchased by the Fund may be ‘‘zero coupon’’ securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a ‘‘deep discount’’ price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Foreign Investment.    Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Emerging Market Securities.    An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts.    Depositary Receipts represent an ownership interest in securities of foreign companies (an ‘‘underlying issuer’’) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as ‘‘Depositary Receipts’’). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be ‘‘sponsored’’ or ‘‘unsponsored.’’ Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts (‘‘forward contracts’’) as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to ‘‘lock in’’ the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into ‘‘cross-currency’’ hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Convertible Securities.    The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as ‘‘junk bonds.’’ Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

C.    Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings and investments in illiquid securities;

The Fund will:

1.	Seek to provide reasonable current income and long-term growth of income and capital.

The Fund may not:

1.	Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

2.	Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

3.	Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to bank obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4.	Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Adviser owns more than ½ of 1% of the outstanding securities of the issuer, and the officers and directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

5.	Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

6.	Purchase or sell commodities or commodity futures contracts.

7.	Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

8.	Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings.

9.	Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

10.	Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

11.	Make short sales of securities.

12.	Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities.

13.	Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security and then only in an aggregate amount not to exceed 5% of the Fund's total assets.

14.	Invest for the purpose of exercising control or management of any other issuer.

15.	Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities.

16.	Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor these programs.

17.	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

18.	Write, purchase or sell puts, calls or combinations thereof.

19.	Invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D.    Disclosure of Portfolio Holdings

The Fund's Board of Directors and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the ‘‘Policy’’). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

•	Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers,

consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the ‘‘MSIM Funds’’) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (‘‘PHRC’’) or the Fund's Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)	Complete portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed
The Bank of New York(*)	Complete portfolio holdings	As needed
Fund Rating Agencies
Lipper(*)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top Ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top Ten and full portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top Ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top Ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers:
FactSet(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)	This information will also be provided upon request from time to time.

(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analysis; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Directors (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Manager and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)    The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)    The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)    The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor, or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

(d)    Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e)    The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III.    MANAGEMENT OF THE FUND

A.    Board of Directors

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B.    Management Information

Directors and Officers.    The Board of the Fund consists of nine Directors. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). Seven Directors have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Directors. The other two Directors (the ‘‘Management Directors’’) are affiliated with the Investment Adviser.

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2005) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

*	This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

The Directors who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of December 31, 2005) and the other directorships, if any, held by the Director, are shown below.

Name, Age and Address of Management Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Management Director	Other Directorships Held by Director
Charles A. Fiumefreddo (73) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Director	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services
Company Inc.
J. David Germany (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne D. McInnis, Joseph C. Benedetti, Joanne Antico, Daniel E. Burton, Joanne Doldo, Tara A. Farelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2005)
Independent:
Michael Bozic	over $100,000	over $100,000
Edwin J. Garn	$50,001 − $100,000	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	over $100,000	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael E. Nugent	over $100,000	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
Charles A. Fiumefreddo	over $100,000	over $100,000
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

Independent Directors and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Retail Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors, including two Independent Directors, serve as members of the Insurance Committee, and three Independent Directors serve as members of the Governance Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended February 28, 2006, the Audit Committee held eight meetings.

The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committees is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Funds (with such disinterested Directors being ‘‘Independent Directors’’ or individually, ‘‘Independent Director’’). Each Independent Director is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended February 28, 2006, the Governance Committee held two meetings.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption ‘‘Shareholder Communication.’’

There were 16 meetings of the Board of Directors of the Fund held during the fiscal year ended February 28, 2006. The Independent Directors of the Fund also met three times during that time, in addition to the 16 meetings of the full Boards.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Directors. During the Fund's fiscal year ended February 28, 2006, the Insurance Committee held four meetings.

Advantages of Having Same Individuals as Directors for the Retail Funds and Institutional Funds.    The Independent Directors and the Fund's management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Director and Officer Indemnification.    The Fund's Articles of Incorporation provides that no Director, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation provides that a Director, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.    Shareholders may send communications to the Fund's Board of Directors. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C.    Compensation

Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended February 28, 2006 and the aggregate compensation payable to each of the Fund's Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

Compensation

Name of Independent Directors:	Total compensation from the Fund	Number of Portfolios in the Fund Complex from which the Director received compensation(5)	Total compensation from the Fund Complex(5)
Michael Bozic(1)(3)	$7,287	170	$180,000
Edwin J. Garn(1)(3)	7,190	170	178,000
Wayne E. Hedien(1)(2)	7,287	170	180,000
Dr. Manuel H. Johnson(1)	9,725	170	240,000
Joseph J. Kearns(1)(4)	8,655	171	217,000
Michael E. Nugent(1)(2)	8,506	170	210,000
Fergus Reid(1)(3)	8,506	171	215,000
Name of Interested Directors:
Charles A. Fiumefreddo(2)	14,635	170	360,000
James F. Higgins	0	170	0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)	Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)	Includes amounts deferred at the election of the Director under the DC Plan.

(5)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an ‘‘Eligible Director’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended February 28, 2006 and by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Directors, from the Fund for the fiscal year ended February 28, 2006 and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

	Retirement Benefits Accrued as Fund Expenses				Estimated Annual Benefits Upon Retirement(1)
Name of Independent Director	By the Fund		By All Adopting Funds		From the Fund	From All Adopting Funds
Michael Bozic	$385		$19,439		$967	$46,871
Edwin J. Garn	(226	) (2)	(10,738	) (2)	985	46,917
Wayne E. Hedien	645		37,860		837	40,020
Dr. Manuel H. Johnson	392		19,701		1,420	68,630
Michael E. Nugent	661		35,471		1,269	61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

(2)	Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

IV.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 1, 2006, no shareholder was known to own beneficially or of record 5% or more of the outstanding shares of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V.    INVESTMENT ADVISORY AND OTHER SERVICES

A.    Investment Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

Prior to November 1, 2004, pursuant to an investment management agreement (the ‘‘Management Agreement’’) with the Investment Adviser, dated May 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.625% of the portion of daily net assets not exceeding $250 million; 0.50% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.475% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% of the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% of the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% of the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.350% of the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% of the portion of daily net assets exceeding $8 billion but not exceeding $10 billion; 0.30% of the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.275% of the portion of daily net assets exceeding $15 billion. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

The Board of Directors of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.37% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.345% of the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.32% of the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.295% of the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.27% of the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.245% of the portion exceeding $8 billion but not exceeding $10 billion; 0.22% of the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.195% of the portion of daily net assets exceeding $15 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory Agreement (‘‘Investment Advisory Agreement’’). The administration services previously provided to the Fund by the Investment Adviser are provided by Morgan Stanley Services Company Inc. (‘‘Administrator’’), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement (‘‘Administration Agreement’’) entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator provides the same administrative services previously provided by the Investment Adviser. For the fiscal years ended February 29, 2004 and February 28, 2005 and 2006, the Investment Adviser accrued total compensation under the Management Agreement and the Investment Advisory Agreement in the amounts of $31,307,373, $28,580,305 and $21,427,952, respectively.

For the period November 1, 2004 through February 28, 2005 and for the fiscal year ended February 28, 2006, the Administrator accrued compensation under the Administration Agreement in the amount of $1,791,744 and $4,715,876, respectively.

Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services remain the same. Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B.    Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.    Services Provided by the Investment Adviser and Administrator

The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Directors.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act of omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.    Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.    Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the ‘‘Plan’’) pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B shares attributable to Class B shares issued, net of Class B shares redeemed, since the inception of the Plan.

Effective May 1, 2004, the Board approved an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the ‘‘Amended Plan’’) converting the Plan with respect to Class B shares from a ‘‘compensation’’ to a ‘‘reimbursement’’ plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

The Distributor also receives the proceeds of front-end sales charges (‘‘FSCs’’) and of contingent deferred sales charges (‘‘CDSCs’’) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended the last day of February, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

	2006		2005	2004
Class A	FSCs:	(1)	$316,522	FSCs:	(1)	$259,328	FSCs:	(1)	$515,084
	CDSCs:		$0	CDSCs:		$58	CDSCs:		$4,102
Class B	CDSCs:		$2,789,579	CDSCs:		$3,604,066	CDSCs:		$4,133,193
Class C	CDSCs:		$11,264	CDSCs:		$17,025	CDSCs:		$17,240

(1)	FSCs apply to Class A only.

The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a ‘‘service fee’’ under the Rules of the NASD (of which the Distributor is a member). The ‘‘service fee’’ is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an ‘‘asset-based sales charge’’ as such is defined by the Rules of the NASD.

Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February 28, 2006, of $3,192,857. This amount is equal to 0.14% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended February 28, 2006, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $7,456,676 and $888,966, respectively, which amounts are equal to 0.25% and 0.99% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and, commencing on the 13th month after the sale of such Class C shares, an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon (‘‘carrying charge’’). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the ‘‘broker's call rate’’) has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2006 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $1,293,030,072 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 2.15% ($27,828,590) — advertising and promotional expenses; (ii) 0.13% ($1,670,708) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 97.72% ($1,263,530,774) — other expenses, including the gross sales credit and the carrying charge, of which 9.30% ($117,514,469) represents carrying charges, 37.13% ($469,129,646) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.55% ($664,033,750) represents overhead and other branch office distribution-related expenses and 1.02% ($12,852,909) represents excess distribution expenses of Morgan Stanley Equity Fund, the net assets of which were combined with those of the Fund on December 19, 2003, pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2006 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at February 28, 2006. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a montly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C as of December 31, 2005 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

F.    Other Service Providers

(1) Transfer Agent/Dividend-Paying Agent

Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) Custodian and Independent Registered Public Accounting Firm

The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.    Fund Management

Other Accounts Managed by the Portfolio Managers

As of February 28, 2006:

Sean J. Aurigemma managed three mutual funds with a total of approximately $6.3 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $247.5 million in assets; and 127 other accounts (which include accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $32.9 million in assets. Of these other accounts, none had performance based fees.

John S. Roscoe managed three mutual funds with a total of approximately $6.3 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

John T. Roche managed three mutual funds with a total of approximately $6.3 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley's Equity Incentive Compensation Program (EICP) awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greater weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of February 28, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Sean J. Aurigemma	$100,001 – $500,000
John S. Roscoe	$ 50,001 – $100,000
John T. Roche	$ 10,001 – $ 50,000

H.    Codes of Ethics

The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I.  Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy (‘‘Proxy Policy’’).

The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee (‘‘Committee’’) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

•	The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•	The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), notwithstanding management support.

•	The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

•	The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

•	The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

Conflicts of Interest

If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

Third Parties

To assist in its responsibility for voting proxies, the Investment Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as ‘‘Research Providers.’’ The services provided to the Investment Adviser by the

Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the twelve-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J.    Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)	On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)	On Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio ArchitectSM Program, the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)	On Class A, B and C shares (except on shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions):

•	An amount up to 0.11% of gross sales of such shares; and

•	An annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares (with respect to Morgan Stanley DW, this amount is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion).

*	Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(4)	An annual fee in an amount up to 0.20% of the value of Fund shares held through certain 401(k) platforms, including platforms in Morgan Stanley Corporate Retirement Solutions.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI.    BROKERAGE ALLOCATION AND OTHER PRACTICES

A.    Brokerage Transactions

Subject to the general supervision of the Directors, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

For the fiscal years ended February 29, 2004 and February 28, 2005 and 2006, the Fund paid a total of $7,431,017, $7,481,466 and $6,463,372, respectively, in brokerage commissions.

B.    Commissions

Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

During the fiscal years ended February 29, 2004 and February 28, 2005 and 2006, the Fund did not effect any principal transactions with Morgan Stanley DW.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended February 29, 2004 and February 28, 2005 and 2006, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

During the fiscal years ended February 29, 2004 and February 28, 2005 and 2006, the Fund paid a total of $899,547, $1,218,213 and $858,472, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2006, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 13.28% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 14.64% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C.    Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.    Directed Brokerage

During the fiscal year ended February 28, 2006, the Fund paid $1,416,259 in brokerage commissions in connection with transactions in the aggregate amount of $1,272,726,990 to brokers because of research services provided.

E.    Regular Broker-Dealers

During the fiscal year ended February 28, 2006, the Fund purchased securities issued by Citigroup Inc., which was among the ten brokers or dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At February 28, 2006, the Fund held securities issued by Citigroup Inc. and Goldman Sachs & Co., with market values of $84,110,543 and $71,634,030, respectively.

VII.    CAPITAL STOCK AND OTHER SECURITIES

The Fund is authorized to issue 500,000,000 shares of common stock of $0.01 par value for each Class. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws. Under certain circumstances the Directors may be removed by action of the Directors. In addition, under certain circumstances the shareholders may call a meeting to remove the Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

VIII.    PURCHASE, REDEMPTION AND PRICING OF SHARES

A.    Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Transfer Agent as Agent.    With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares.    In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts.    If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B.    Offering Price

The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section ‘‘V. Investment Advisory and Other Services — E. Rule 12b-1 Plan.’’ The price of Fund shares, called ‘‘net asset value,’’ is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX.    TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation.    The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as ‘‘passive foreign investment companies’’ (‘‘PFICs’’). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions.    Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and on all dividends will be taxed as ordinary income in 2011.

Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends,’’ provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund will withhold these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Distributions attributable to gains from ‘‘U.S. real property interests’’ (including gains from the disposition of certain U.S. real property holding corporations, which may include certain REITs, and capital gains distributions from REITs) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares.    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption, for tax purposes, generally will result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2011. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the ‘‘wash sale’’ rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.    UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled ‘‘Principal Underwriter’’ and ‘‘Rule 12b-1 Plan.’’

XI.    PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended February 28, 2006

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	0.38%	1.27%	—	3.49%
Class B	03/30/81	1.52%	1.74%	6.78%	11.58%
Class C	07/28/97	4.31%	1.60%	—	3.37%
Class D	07/28/97	6.22%	2.61%	—	4.39%

Average annual returns assuming NO deduction of sales charge
Period Ended February 28, 2006

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	5.94%	2.37%	—	4.14%
Class B	03/30/81	6.03%	1.98%	6.78%	11.58%
Class C	07/28/97	5.21%	1.60%	—	3.37%
Class D	07/28/97	6.22%	2.61%	—	4.39%

Aggregate total returns assuming NO deduction of sales charge
Period Ended February 28, 2006

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	5.94%	12.41%	—	41.69%
Class B	03/30/81	6.03%	10.31%	92.80%	1,432.74%
Class C	07/28/97	5.21%	8.28%	—	32.97%
Class D	07/28/97	6.22%	13.74%	—	44.59%

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended February 28, 2006

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years	Life of Fund
After taxes on distributions	03/30/81	–1.37%	–0.17%	5.05%	9.71%
After taxes on distributions and redemptions	03/30/81	3.74%	1.06%	5.37%	9.57%

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal year ended February 28, 2006, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

XII.    FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended February 28, 2006, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional information.

XIII.    FUND COUNSEL

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

* * * * *

This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.